united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2022

Item 1. Reports to Stockholders.

TOPS® Target Range™ Portfolio

A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2022

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid Year 2022 Market Commentary

Markets Fall in 1st Two Quarters, Amidst Economic Concerns

As a cheerful reminder, the S&P 500 advanced 29% in 2021, leading us to start 2022 at all-time highs. However, as we headed into this year, markets could not fight off the continued economic headwinds any longer. After rallying in March to post 1st quarter results down only −4.6%, the S&P 500 fell another −16.1% in the 2nd quarter. With the index declining 20% in the first half of this year, 2022 will go on record as the worst first six months since 1970. Having achieved the 20% drop definition during the quarter, we can officially pronounce US stocks hit a bear market.

After discussing Q1 and Q2 2022 financial market results, we will address two general themes important to TOPS portfolio returns and strategies:

1)	How did we get here?

2)	What are we watching for?

Year-To-Date Markets Review

Equity indexes continued their negative returns into the second quarter. Value stocks (S&P 500 Value) far outperformed growth stocks (S&P 500 Growth), returning −11.3% and −20.8%, respectively. Large cap equities (S&P 500, −16.1%) underperformed both midcap (S&P 400, −15.4%) and small cap (S&P 600, −14.1%). Emerging markets (MSCI Emerging Markets) returned −11.4%, outpacing developed international (MSCI EAFE), which returned −14.5%. Real estate (MSCI World Real Estate) and natural resources (S&P GSSI Natural Resources) were both negative, down −14.7% and −10.4% respectively, in the second quarter.

With another rocky quarter, most equity indexes are showing double-digit negative returns year-to-date. A noted exception is natural resources. The S&P GSSI Natural Resources Index has returned +15.9% so far this year. Value stocks (S&P 500 Value) returned −11.4% and are outperforming growth stocks (S&P 500 Growth), which have returned −27.6%. Small cap (S&P 600, −18.9%) is slightly outperforming midcap (S&P 400, −19.5%) and large cap (S&P 500, −20.0%). Emerging markets (MSCI Emerging Markets) returned −17.6%, outpacing developed international (MSCI EAFE), which returned −19.6%. Real estate is also negative year-to-date, down −19.7%.

Much like the first quarter, rising rates led to broadly negative fixed income returns for the second quarter. The 10-year US Treasury yield increased from 2.32% to 2.98%, driving the Bloomberg US Aggregate Bond Index to a −4.7% return for the quarter. With the 10-year Treasury yield nearly doubling in the first six months, the performance result has been a double-digit loss of −10.3% for Bloomberg US Aggregate Bond Index to start the year.

The fixed income trends of the first quarter continued in second quarter (Q2) with credit (ICE BofA US Corporate Index, −6.7% Q2; −13.9% YTD) underperforming government (ICE BofA US Treasury Index, −3.8% Q2; −9.2% YTD), and shorter duration (lower interest rate risk) holdings outperforming longer duration (higher interest rate risk). This was seen in both credit markets, with the Bloomberg US Corporate 1-3 year (−1.0% Q2; −3.5% YTD), and government markets, Bloomberg US Treasury 1-3 Year (−0.5% Q2; −3.0% YTD), where the shorter duration indexes outperformed the previously mentioned full duration indexes. While returning −3.0%, TIPs (Bloomberg US TIPs) underperformed their nominal Treasury counterparts for the quarter but have slightly outperformed for the year, returning −8.9%. High yield (Solactive USD High Yield Corporates, −9.9% Q2; −13.8% YTD), international bond indexes (Bloomberg Global Aggregate ex-USD, −5.2% Q2; −10.0% YTD), and investment grade corporates (iBoxx USD Liquid Investment Grade Index, −8.6% Q2; −16.2% YTD) were also negative for the quarter, adding to the losses for the year.

How did we get here?

The economy and markets are in the midst of an important transition. Markets over the last ten years were largely driven by a solid underlying economy, with an unprecedented amount of monetary stimulus from the Fed. There was a combination of several types of stimuli provided, along with low interest rates, which helped stocks sell at multiples (valuations) above historical averages. When this happens, it means investors are willing to pay ahead (sometimes several years) for earnings. Specifically, many of the FAANG (Facebook, Apple, Amazon, Netflix & Google) stocks reached sky high valuations that were greater than 50 times earnings.

Some are now calling those valuations a “bubble,” and others are just waiting on a rebound to previously attained “bubble” prices. While it will take some time, history may prove we were in fact in a stock market bubble, especially in some of the tech and FAANG stocks. Although bubbles are nearly impossible to pronounce until after they pop, we have written consistently about these high valuations for the last several years.

Economics 101 textbooks would dictate pumping massive levels of stimulus into the system will create inflation. Inflation can be seen in many ways. Some would argue the “bubble” prices in tech stocks were a proliferation of inflation in equity prices. However, since it took a long time for inflation to register in traditional measures (such as CPI), some felt we were truly getting a free lunch. This was the basis of a new idea, even developed in economics, called Modern Monetary Theory (MMT). While there are nuances, MMT is based importantly on the idea the government should pump as much stimulus as possible until inflation comes. The ride up was fun, but we believe we are experiencing the raw reality of MMT and it is proving to be painful if they go too far. As an example, in hindsight, the 3rd congressional stimulus package may have been completely unnecessary and instead acted as fuel on the fire we now must put out.

The abnormal situation also created the “bad news is good news” environment discussed over the past few years and mentioned in last month’s commentary. This may have contributed to the Federal Reserve’s hesitancy in acting to slow inflation this year. Even as abnormally high inflation began to materialize in reports, the Federal Reserve was slow to act.

The Fed is now admittedly behind the curve in cooling inflation, but it is not a simple error to correct. The Fed’s top tool for reigning in inflation is their ability to raise the Fed Funds Rate; however, rate rises take a while for the effects to kick in and have less impact on headline inflation (including food and energy). Further, since they have acted imperfectly so far, it increases the odds they are not able to navigate the rest of the task craft fully enough to avoid recession. Some even believe we are already in a recession, which will be labeled such in the future. If that is the case, it would be a unique recession, from a definition standpoint.

What are we watching for?

We believe we are in a scenario where it will take a while to get clear direction on inflation (maybe even another 18-24 months). In the meantime, it is possible stock valuations stay range bound. In other words, investors might avoid bidding up stock prices with so much uncertainty. Therefore, it seems within reason large cap stocks would continue to fluctuate near their current range of 14-18 times forward earnings. On the other hand, small, mid, international and emerging markets are all trading at lower multiples, so we may see them bump up to historical averages with less clarity needed.

It is possible we are going to see bull and bear runs based off new information on inflation, Fed moves, earnings, commodity prices and supply chain. These are areas we are monitoring very closely and prioritizing in our modeling. As this commentary is being completed, we are getting some encouraging news regarding longer term inflation expectations, as 10-year breakeven inflation rates have receded from a mid-April high of 2.98% to close June 30th at 2.33%. This means investors feel we are not entering a new, longer-term inflationary reality, which for a short time looked to be a possibility. May’s PCE reading, the Fed’s preferred measure of inflation, moderated for the 3rd month in a row, settling at 4.7%. Further, we are seeing some softening in commodity prices and good news regarding supply chains. “June’s surveys of five of the 12 district Federal Reserve Banks strongly suggest that supply-chain disruptions have eased significantly in recent months,” according to Dr. Ed Yardeni. For those who follow our comments closely, you would know earnings will be a major focus as we start this new quarter as well.

A concern that mounted just as the second quarter was ending is consumer sentiment levels. The most widely accepted Consumer Sentiment Index is provided by the University of Michigan. The index just registered a 50.0 in June, the lowest level on record (going back over 40 years). The index had been in the 90-100 range from 2014 to the beginning of the pandemic in 2020. While the pandemic brought lower readings of consumer confidence, recent drops to 58.4 in May and the previously noted 50.0 in June do give us some concern consumers may back off quickly.

Lastly, we are paying close attention to the fact the 2-year U.S. Treasury yield registered higher than the 10-year U.S. Treasury Yield in the first week of July. As we have discussed before, yield curve inversions do not guarantee a recession, but it has been a relatively accurate indicator historically. Further, the U.S. Dollar recently hit a 20-year high. For long-term investors in non-USD denominated assets (which would include some TOPS positions) this could provide an opportunity for outperformance in the future should the USD cycle weaker from these multi-decade highs.

TOPS Target Range

The TOPS Target Range Portfolio (the “Portfolio”) has been able to provide an effective cushion amidst the downturn in equities for the first half of the year. As equities have dropped, reducing the intrinsic value of the underlying options contracts, added extrinsic value has helped the Portfolio outperform a relative mix of holding the four underlying reference ETFs according to the relative index weights.

As the 1st half of the year ends with underlying ETF prices near the long call strike prices, the Portfolio provides significant opportunity for price appreciation towards the current short call strikes, should markets rebound. This significant market upside opportunity is partially offset by higher extrinsic value, which would be expected to decay as we approach the January 2023 options expirations.

Overall, as the strategy is designed, we feel the Portfolio strategy has been effectively executed in the first half of the year and provides investors a fair opportunity to balance risk and reward through the rest of 2022. Likewise, the fund should be expected to go through the annual reset in January 2023.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities The Bloomberg U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (“MBS”) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS”) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

5715-NLD-07292022

TOPS® Target Range™ Portfolio

Portfolio Review (Unaudited)

June 30, 2022

The Portfolio’s Average Annual Total Return through June 30, 2022*, as compared to its benchmark:

		Performance Since
	Six Months	Inception (9/20/21)
Target Range Portfolio
Class 1	(16.73)%	(13.90)%
Class 2	(16.73)%	(13.90)%
Class S	(16.84)%	(14.10)%
S&P 500 Total Return Index **	(19.96)%	(12.13)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectuses, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, and Class S, and Investor Class are 0.52%, 0.77% and 0.97%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1, Class 2 and Class S’s inception date was September 20, 2021.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2022	% of Net Assets
Exchange-Traded Funds - Fixed Income	65.9%
Short-Term Investment - Money Market Fund	30.4%
Call Options Purchased	4.7%
Other Assets and Liabilities - net/Short-Term Investments	-1.0%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Target Range™ Portfolio
Schedule of Investments (Unaudited)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS 65.9%
	FIXED INCOME - 65.9%
20,893	Goldman Sachs Access Treasury 0-1 Year ETF	$2,085,957
27,784	iShares 0-3 Month Treasury Bond ETF (a)	2,781,734
22,569	SPDR Bloomberg 1-3 Month T-Bill ETF	2,064,838
233	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	21,317
35,477	Vanguard Short-Term Treasury ETF (a)	2,088,176
	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,060,860)	9,042,022

	SHORT-TERM INVESTMENT 30.4%
	MONEY MARKET FUND - 30.4%
4,165,361	STIT - Government & Agency Portfolio Institutional Class, Institutional Class, 1.35% (Cost $4,165,361)(b)	4,165,361

				Exercise
Contracts(c)		Broker/Counterparty	Expiration Date	Price	Notional Value	Fair Value
	CALL OPTIONS PURCHASED - 4.7%
397	iShares MSCI EAFE ETF	SOC	01/20/2023	$67	$2,480,853	$78,804
313	iShares MSCI Emerging Markets ETF	SOC	01/20/2023	42	1,255,130	60,480
151	iShares Russell 2000 ETF	SOC	01/20/2023	180	2,557,336	129,030
171	SPDR S&P 500 ETF Trust	SOC	01/20/2023	390	6,450,975	377,909
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,657,993)					646,223

	TOTAL INVESTMENTS 101.0% (Cost $14,884,214)					$13,853,606
	CALL OPTIONS WRITTEN - (0.3)% (Proceeds - $84,395)					(45,534)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%					(99,463)
	NET ASSETS - 100.0%					$13,708,609

				Exercise
Contracts(c)		Counterparty	Expiration Date	Price	Notional Value	Fair Value
	CALL OPTIONS WRITTEN- (0.3)%
397	iShares MSCI EAFE ETF	SOC	01/20/2023	$90	$2,480,853	$29,775
313	iShares MSCI Emerging Markets ETF	SOC	01/20/2023	57	1,255,130	5,781
151	iShares Russell 2000 ETF	SOC	01/20/2023	240	2,557,336	5,361

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2022

				Exercise
Contracts(c)		Counterparty	Expiration Date	Price	Notional Value	Fair Value
	CALL OPTIONS WRITTEN- (0.3)% (Continued)
171	SPDR S&P 500 ETF Trust	SOC	01/20/2023	$525	$6,450,975	$4,617
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $84,395)					45,534

ETF	- Exchange-Traded Fund

S&P	- Standard & Poor’s

SOC	- Societe Generale

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or part of these securities were held as collateral for call options written as of June 30, 2022. Total collateral for call options written is $338,929.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statement of Assets and Liabilities (Unaudited)
June 30, 2022

Assets:
Investments in securities, at cost	$14,884,214
Investments in securities, at value	$13,853,606
Interest and dividends receivable	2,988
Total Assets	13,856,594
Liabilities:
Options written, at value (premiums received $84,395)	45,534
Payable for Portfolio shares redeemed	407
Payable for securities purchased	92,499
Accrued investment advisory fees	3,774
Accrued distribution (12b-1) fees	4,845
Payable to related parties and administrative service fees	926
Total Liabilities	147,985
Net Assets	$13,708,609

Components of Net Assets:
Paid in capital	$14,763,860
Accumulated loss	(1,055,251)
Net Assets	$13,708,609

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statement of Assets and Liabilities (Continued)
June 30, 2022

Class 1 Shares:
Net assets	$423,100
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	49,120

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$8.61

Class 2 Shares:
Net assets	$9
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$8.61	(a)

Class S Shares:
Net assets	$13,285,500
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1,547,418

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$8.59

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2022

Investment Income:
Dividend income	$6,682
Interest income	5,417
Total Investment Income	12,099
Expenses:
Investment advisory fees	10,623
Distribution fees (12b-1)
Class S Shares	12,373
Related parties and administrative service fees	3,036
Total Expenses	26,032
Net Investment Loss	(13,933)

Realized and Unrealized Gain (Loss) on Investments and Options Written:
Net realized loss on:
Investments	(14,169)
Options written	(35,416)
Total net realized loss	(49,585)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,055,907)
Options written	37,487
Total unrealized depreciation	(1,018,420)
Net Realized and Unrealized Loss on Investments and Options Written	(1,068,005)
Net Decrease in Net Assets Resulting from Operations	$(1,081,938)

(a)	The TOPS® Target Range™ Portfolio commenced operations on September 20, 2021.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2022	Period Ended
	(Unaudited)	December 31, 2021 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss	$(13,933)	$(870)
Net realized gain (loss) on investments and options written	(49,585)	116
Distributions of realized gains by underlying investment companies	—	302
Net change in unrealized appreciation (depreciation) on investments and options written	(1,018,420)	26,673
Net increase (decrease) in net assets resulting from operations	(1,081,938)	26,221
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	—	750,000
Class 2	—	10
Class S	14,168,207	175,471
Cost of shares redeemed
Class 1	(250,000)	—
Class S	(29,242)	(50,120)
Net increase in net assets from share transactions of beneficial interest	13,888,965	875,361
Total Increase In Net Assets	12,807,027	901,582

Net Assets:
Beginning of period	901,582	—
End of period	$13,708,609	$901,582

(a)	The TOPS® Target Range™ Portfolio commenced operations on September 20, 2021.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Statements of Changes in Net Assets (Continued)

	Six Months Ended
	June 30, 2022	Period Ended
	(Unaudited)	December 31, 2021 (a)
SHARE ACTIVITY
Class 1
Shares Sold	—	75,000
Shares Redeemed	(25,880)	—
Net increase (decrease) in shares of beneficial interest outstanding	(25,880)	75,000

Class 2
Shares Sold	—	1
Net increase in shares of beneficial interest outstanding	—	1

Class S
Shares Sold	1,538,531	17,119
Shares Redeemed	(3,241)	(4,991)
Net increase in shares of beneficial interest outstanding	1,535,290	12,128

(a)	The TOPS® Target Range™ Portfolio commenced operations on September 20, 2021.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Financial Highlights
Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2022		Period Ended
	(Unaudited)		December 31, 2021 (a)

Net asset value, beginning of period	$10.35		$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments and options written	(1.73)		0.36
Total income (loss) from investment operations	(1.74)		0.35
Net asset value, end of period	$8.61		$10.35
Total return (d)	(16.73	)% (g)	3.50	% (f)(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$423		$776
Ratio of expenses to average net assets (e)	0.45	% (h)	0.45	% (h)
Ratio of net investment loss to average net assets (c)(e)	(0.22	)% (h)	(0.33	)% (h)
Portfolio turnover rate	88	% (g)	14	% (g)

(a)	The TOPS® Target Range™ Portfolio Class 1 commenced operations on September 20, 2021.

(b)	Net investment loss has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment loss by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(g)	Not annualized.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Financial Highlights
Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2022		Period Ended
	(Unaudited)		December 31, 2021 (a)

Net asset value, beginning of period	$10.35		$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	—		(0.00	) (h)
Net realized and unrealized gain (loss) on investments and options written	(1.74)		0.35
Total income (loss) from investment operations	(1.74)		0.35
Net asset value, end of period (d)	$8.61		$10.35
Total return (e)	(16.73	)% (j)	3.50	% (i)(j)
Ratios and Supplemental Data:
Net assets, end of period (f)	$9		$10
Ratio of expenses to average net assets (g)	0.70	% (k)	0.70	% (k)
Ratio of net investment gain (loss) to average net assets (c)(g)	0.03	% (k)	(0.08	)% (k)
Portfolio turnover rate	88	% (j)	14	% (j)

(a)	The TOPS® Target Range™ Portfolio Class 2 commenced operations on September 20, 2021.

(b)	Net investment loss has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment loss by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Not annualized.

(k)	Annualized.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio
Financial Highlights
Selected data based on a share outstanding throughout each period indicated.

	Class S Shares
	Six Months Ended
	June 30, 2022		Period Ended
	(Unaudited)		December 31, 2021 (a)

Net asset value, beginning of period	$10.34		$10.00
Income (loss) from investment operations:
Net investment loss (b)(c)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments and options written	(1.73)		0.36
Total income (loss) from investment operations	(1.75)		0.34
Net asset value, end of period	$8.59		$10.34
Total return (d)	(16.84	)% (g)	3.40	% (f)(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$13,286		$125
Ratio of expenses to average net assets (e)	0.90	% (h)	0.90	% (h)
Ratio of net investment loss to average net assets (c)(e)	(0.48	)% (h)	(0.76	)% (h)
Portfolio turnover rate	88	% (g)	14	% (g)

(a)	The TOPS® Target Range™ Portfolio Class S commenced operations on September 20, 2021.

(b)	Net investment loss has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment loss by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(g)	Not annualized.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® Target Range™ Portfolio

Notes to Financial Statements (Unaudited)

June 30, 2022

1.	ORGANIZATION

The TOPS® Target Range™ Portfolio (the “Portfolio”) is a non-diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide capital appreciation, with a secondary objective of hedging risk. The Portfolio commenced operations on September 20, 2021.

The Portfolio currently offers three classes of shares: Class 1 Shares, Class 2 Shares, and Class S Shares. Each class of shares of the Portfolio has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolio’s share classes differ in the fees and expenses charged to shareholders. The Portfolio’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Portfolio may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolio’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date.

Valuation of Fund of Funds - The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

TOPS® Target Range™ Portfolio

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

TOPS® Target Range™ Portfolio

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for the Portfolio’s investments measured at fair value:

TOPS® Target Range™ Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$9,042,022	$—	$—	$9,042,022
Short-Term Investment	4,165,361	—	—	4,165,361
Call Options Purchased	—	646,223	—	646,223
Total	$13,207,383	$646,223	$—	$13,853,606

Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$45,534	$—	$45,534

The Portfolio did not hold any Level 3 securities during the six months ended June 30, 2022.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Portfolio’s December 31, 2022 year-end tax return. The Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Target Range™ Portfolio

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

Option Transactions – The Porfolio is subject to equity price risk in the normal course of pursuing it’s investment objectives and may purchase or sell options to help hedge against risk. When a portfolio writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Portfolio has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Portfolio’s Schedule of Investments. If such a decline occurs, the put options will permit the Portfolio to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Portfolio since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Impact of Derivatives on the Statements of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Asset and Liabilities as of June 30, 2022:

	Statement of Assets and Liabilities
Contract Type/Primary Risk Exposure	Location	Fair Market Value
Call Options Purchased Equity Risk	Investments in securities, at value	$646,223
Call Options Written Equity Risk	Options written, at value	45,534
Total		$691,757

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Operations for the six months ended June 30, 2022:

			Realized and Unrealized
		Location of Gain (Loss) on Derivatives	Gain (Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Call Options Purchased	Equity Risk	Net realized loss on investments	$(41,894)
Call Options Written	Equity Risk	Net realized loss on options written	(35,416)
Total			$(77,310)

Call Options Purchased	Equity Risk	Net change in unrealized depreciation on investments	$(1,038,874)
Call Options Written	Equity Risk	Net change in unrealized appreciation on options written	37,487
Total			$(1,001,387)

The notional value of the derivative instruments outstanding as of June 30, 2022, as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed above and within the Statement of Operations, serve as indicators of the volume of derivative activity for the Portfolio.

TOPS® Target Range™ Portfolio

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

Offsetting of Financial Assets and Derivative Liabilities –

Gross Amounts Not Offset in the Statement
Liabilities:			of Assets & Liabilities
Net Amounts of
	Gross Amounts Offset	Liabilities Presented
	in the Statement of	in the Statement of	Financial	Cash Collateral
Description	Assets & Liabilities (1)	Assets & Liabilities	Instruments (2)	Received	Net Amount
Options Written	$—	$45,534	$45,534	$—	$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $11,977,956 and $3,439,953, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2022, the Advisor earned $10,623 in advisory fees.

TOPS® Target Range™ Portfolio

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for Class 2 shares and Class S shares. The fee is calculated at an annual rate of 0.25% and 0.45% of the average daily net assets attributable to Portfolio’s Class 2 shares and Class S shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2022, the Portfolio paid $12,373 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, the Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the six month ended June 30, 2022, the Trustees received fees in the amount of $8,165 on behalf of the Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are also Officers of UFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from UFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, Minnesota Life Insurance Company held 97% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes for the Portfolio as of June 30, 2022 and differs from market value by net unrealized appreciation/depreciation which consisted of:

	Gross	Gross
	Unrealized	Unrealized	Total Unrealized
Aggregate Cost	Appreciation	Depreciation	Depreciation
$14,800,107	$66,944	$(1,058,979)	$(992,035)

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$302	$—	$—	$—	$26,385	$26,687

TOPS® Target Range™ Portfolio

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The difference between book basis and tax basis accumulated net realized gains/losses, and unrealized appreciation/depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and non-deductible expenses, resulted in reclassifications for the period ended December 31, 2021 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(466)	$466

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Portfolio currently seeks to achieve its investment objectives by investing its assets in underlying funds. As of June 30, 2022, the percentage of the Portfolio’s net assets invested in the STIT - Government & Agency Portfolio, Institutional Class was 30.4%. (the “Security”). The Portfolio may sell its investments in this Security at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio will be directly affected by the performance of this investment. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the respective Security’s N-CSR’s available at www.sec.gov.

8.	RECENT REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolio will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a portfolio can enter into, eliminate the asset segregation framework currently used by portfolios to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Portfolio is currently evaluating the impact, if any, of this provision.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TOPS® Target Range™ Portfolio

Expense Examples (Unaudited)

June 30, 2022

As a shareholder of the TOPS® Target Range™ Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical
		Actual			(5% return before expenses)

	Portfolio’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	1-1-22	6-30-22	Period *	1-1-22	6-30-22	Period*
TOPS Target Range Portfolio Class 1	0.45%	$1,000.00	$832.70	$2.04	$1,000.00	$1,022.56	$2.26
TOPS Target Range Portfolio Class 2	0.70%	$1,000.00	$832.70	$3.18	$1,000.00	$1,021.32	$3.51
TOPS Target Range Portfolio Class S	0.90%	$1,000.00	$831.60	$4.09	$1,000.00	$1,020.33	$4.51

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

TOPS® Target Range™ Portfolio

Supplemental Information (Unaudited)

June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Portfolio has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Portfolio’s liquidity risk, taking into consideration, among other factors, the Portfolio’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Portfolio’s investments and determined that the Portfolio held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Portfolio’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Portfolio’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855 -572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N- PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TTR-SAR22

(b)        Not applicable

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/24/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/24/2022

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 8/24/2022